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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

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Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               GC Companies, Inc.
                (Name of Registrant as Specified In Its Charter)

                             Philip J. Szabla, Esq.
                               GC Companies, Inc.
                               27 Boylston Street
                            Chestnut Hill, MA 02167
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

   4) Proposed maximum aggregate value of transaction:
      (Set forth the amount on which the filing fee is calculated and state how it was determined):

   5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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GC COMPANIES LOGO

                                                                January 26, 1998

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON MARCH 3, 1998

     The Annual Meeting of Stockholders of GC Companies, Inc. will be held at 10:00 a.m., Eastern Standard Time, on Tuesday, March 3, 1998, AT THE COMPANY'S CORPORATE HEADQUARTERS, 27 BOYLSTON STREET (ROUTE 9), ADJACENT TO THE CHESTNUT HILL GENERAL CINEMA THEATRE, CHESTNUT HILL, MASSACHUSETTS, for the following purposes:

     1. To elect two Class I directors in accordance with the By-Laws of the Company.

     2. To consider and act on a proposal to ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year.

     3. To transact such other business as may properly come before the meeting and any adjournments of the meeting.

     All stockholders are cordially invited to attend the meeting.
                                           By Order of the Board of Directors

                                                Philip J. Szabla
                                                   Secretary

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.
                                                        GC Companies, Inc.

                                                         27 Boylston Street
                                                         Chestnut Hill, MA 02167
                                                         (617) 278-5600